UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 15, 2008

Lev Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 000-32947

DELAWARE	88-0211496
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

675 Third Avenue, Suite 2200
New York, NY 10017
(Address and zip code of principal executive offices)

(212) 682-3096
(Registrant's telephone number, including area code

_____________________________________________________
(Former name or former address, if changed since last report.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)
On May 15, 2008, at Lev Pharmaceuticals, Inc.’s (the “Company”) Annual Meeting of Stockholders, the Company’s stockholders approved an amendment to the Company’s 2004 Omnibus Incentive Compensation Plan (the “2004 Plan”) in order to increase the number of shares available under the 2004 Plan by 10,000,000 shares. The amendment of the 2004 Plan was previously adopted by the Company’s Board of Directors, subject to the approval of the stockholders, and became effective with stockholder approval on May 15, 2008.

A more complete description of the material terms of the 2004 Plan can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2008 (the “2008 Proxy Statement”), which description is incorporated herein by reference. The description of the 2004 Plan is qualified in its entirety by reference to the text of 2004 Plan, a copy of which was filed as an exhibit to the Company’s 2008 Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LEV PHARMACEUTICALS, INC.

By: /s/ Joshua D. Schein, Ph. D.
Name: Joshua D. Schein, Ph.D.
Title: Chief Executive Officer
Date: May 16, 2008